EXHIBIT 23.1

       Consent of Independent Auditors - Ernst & Young LLP


                 CONSENT OF INDEPENDENT AUDITORS


We consent to the  incorporation by reference in the Registration
Statements   (Form  S-8)   pertaining   to  the  Komag   Material
Technology, Inc. Stock Option Plan of our report dated January 31, 1995, with respect to the consolidated financial statements and schedule of Komag, Incorporated included in its Annual Report (Form 10-K) for the year ended January 1, 1995, filed with the Securities and Exchange Commission.



                                  ERNST & YOUNG LLP



San Jose, California
September 5, 1995



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                          EXHIBIT 23.2

Consent of Brobeck, Phleger & Harrison is contained in Exhibit 5.




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                           EXHIBIT 24

Power of Attorney. Reference is made to page II-4 of this Registration Statement.